UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2011
TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On July 28, 2011, Transatlantic Holdings, Inc. (the “Company”) filed a Solicitation/Recommendation Statement on Schedule 14D-9 setting forth the Board of Directors’ recommendation that Transatlantic stockholders reject the unsolicited exchange offer commenced by Validus Holdings, Ltd. A copy of the Solicitation/Recommendation Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9 filed by Transatlantic Holdings, Inc. on July 28, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
	By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Date: July 28, 2011		Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9 filed by Transatlantic Holdings, Inc. on July 28, 2011).